                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                               TECHNOLOGY FLAVORS & FRAGRANCES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

[LOGO]

                     TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                             10 EDISON STREET, EAST
                           AMITYVILLE, NEW YORK 11701
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            ------------------------

                                OCTOBER 30, 1996
                            ------------------------

To the Shareholders of
  TECHNOLOGY FLAVORS & FRAGRANCES, INC.

    NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of shareholders of Technology Flavors & Fragrances, Inc. (the "Company") will be held at the Melville Marriott, 1350 Old Walt Whitman Road, Melville, New York 11747, on October 30, 1996, at 11:00 a.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement:

        I. To elect five directors to serve for a term of one year and until their respective successors are duly elected and qualified.

        II. To ratify the selection by the Company's Board of Directors of Ernst & Young LLP, as independent accountants of the Company for the fiscal year ending December 31, 1996, and to authorize the Board of Directors to fix their remuneration.

        III. To approve the adoption of the Company's 1996 Stock Option Plan, which provides for the grant of options to purchase up to 1,000,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to employees, officers or directors of the Company (the "1996 Option Plan").

        IV. To ratify the reduction of exercise prices of all outstanding options granted under the Company's Incentive Stock Option Plan (the "1993 Option Plan") and the Non-Qualified Stock Option Grants dated April 8, 1994 (the "1994 Option Grants").

        V. To ratify and approve the issuance to Strategic Growth International, Inc., a consultant to the Company, of five-year warrants to purchase 600,000 shares of Common Stock at U.S. $.56 per share, pursuant to the terms set forth in the Warrant Agreement dated October 25, 1995, as amended.

        VI. To transact such other business as may properly come before the Special Meeting and any and all adjournments thereof.

    At the Special Meeting, the shareholders will also receive the audited consolidated financial statements of the Company for the fiscal year ended December 31, 1995 and the report of Coopers & Lybrand L.L.P. contained therein.

    The Board of Directors has fixed the close of business on September 20, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

    A copy of the Company's Annual Report for the fiscal year ended December 31, 1995 is enclosed.

    The Board of Directors appreciates and welcomes shareholder participation in the Company's affairs. You are earnestly requested to complete, sign, date and return the accompanying form of proxy in the enclosed envelope provided for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the Special Meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the Special Meeting. The prompt return of the proxy will be of assistance in preparing for the Special Meeting and your cooperation in this respect will be greatly appreciated.

                                          By Order of the Board of Directors

                                          Paul E. Hoffmann
                                          SECRETARY

Amityville, New York
September 24, 1996

                  YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES,
                  PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED
                       PROXY AND MAIL IT PROMPTLY IN THE
                           ENCLOSED RETURN ENVELOPE.

                     TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                             10 EDISON STREET, EAST
                           AMITYVILLE, NEW YORK 11701

                            ------------------------

                                PROXY STATEMENT
                                    FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 1996

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement and the accompanying proxy are being furnished to shareholders of Technology Flavors & Fragrances, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use in voting at a Special Meeting of Shareholders to be held at the Melville Marriott, 1350 Old Walt Whitman Road, Melville, New York 11747, on October 30, 1996, at 11:00 a.m., and at any and all adjournments thereof (the "Special Meeting"). This Proxy Statement, the attached Notice of Special Meeting of Shareholders, the accompanying proxy, and the Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1995, including the financial statements contained therein, are first being mailed or delivered to shareholders of the Company on or about September 24, 1996.

    At the Special Meeting, shareholders of the Company as of the close of business on September 20, 1996 (the "Record Date") will consider and vote upon the following: (i) Proposal I to elect five directors to serve for a term of one year and until their respective successors are duly elected and qualified; (ii) Proposal II to ratify the selection by the Company's Board of Directors of Ernst & Young LLP, as independent accountants of the Company for the fiscal year ending December 31, 1996 and to authorize the Board of Directors to fix their remuneration; (iii) Proposal III to approve the adoption of the Company's 1996 Stock Option Plan (the "1996 Option Plan"), which provides for the grant of options to purchase up to 1,000,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to employees, officers or directors of the Company; (iv) Proposal IV to ratify the reduction of exercise prices of all outstanding options granted under the Company's Incentive Stock Option Plan (the "1993 Option Plan") and the Non-Qualified Stock Option Grants dated April 8, 1994 (the "1994 Option Grants"); and (v) Proposal V to ratify the issuance to Strategic Growth International, Inc. ("SGI"), a consultant to the Company, of five-year warrants to purchase 600,000 shares of Common Stock, pursuant to the Warrant Agreement dated October 25, 1995, as amended (the "Warrant Agreement").

    Approval of Proposal I requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Special Meeting.

    Approval of Proposals II, IV and V require the affirmative vote of holders of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting on each proposal.

    Approval of Proposal III requires the approval of a majority of votes cast by the holders of the Common Stock represented in person or by proxy at the Special Meeting other than votes attaching to Common Stock beneficially owned by insiders to whom Common Stock may be issued pursuant to the 1996 Option Plan and to associates of such insiders.

    The enclosed proxy provides that each shareholder may specify that his or her shares be voted "for," "against" or "abstain" from voting with respect to each of the proposals. If the enclosed proxy is properly executed, duly returned to the Company in time for the Special Meeting and not revoked, your shares will be voted in accordance with the instructions contained thereon. Where a signed proxy is returned, but no specific instructions are indicated, your shares will be voted FOR each of the proposals.

    Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Special Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated. Broker "non-votes" (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will not be counted as to the matters for which a non-vote is indicated.

    A proxy will not be valid unless the completed form of proxy is received by the Company at its principal executive offices located at 10 Edison Street, East, Amityville, New York 11701 before the time of holding the Special Meeting or any adjournment thereof. Any shareholder who executes and returns a proxy may revoke it in writing at any time prior to the Special Meeting, or any adjournment thereof, or to the Chairman of the Special Meeting, or any adjournment thereof, or in any other manner provided by law, including: (i) filing written notice of such revocation with the Secretary of the Company at the above address; (ii) submitting a duly executed proxy relating to the same shares bearing a date later than any earlier proxy; or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy).

    Representatives of Ernst & Young LLP, independent accountants of the Company, are expected to be present at the Special Meeting and available to respond to appropriate questions. Such representatives also will have the opportunity, should they so desire, to make any statements to the shareholders which they deem appropriate.

    Whether or not you attend the Special Meeting, your vote is important. Accordingly, you are asked to sign and return the accompanying proxy regardless of the number of shares you own. Shares can be voted at the Special Meeting only if the holder is represented by proxy or is present.

                      VOTING RIGHTS AND VOTING SECURITIES

VOTING AT THE SPECIAL MEETING

    The Board of Directors has fixed the close of business on September 20, 1996 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting or any and all adjournments thereof. As of the Record Date, there were 11,756,568 shares of Common Stock issued and outstanding. The Common Stock is the only class of outstanding voting securities of the Company. Each holder of Common Stock will be entitled to one vote per share, either in person or by proxy, on each matter presented to the shareholders of the Company at the Special Meeting. The holders of a majority of all of the outstanding shares of Common Stock entitled to vote at the Special Meeting constitute a quorum at the Special Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the Special Meeting is required to approve Proposal I. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting is required to approve Proposals II, IV and V. The approval of a majority of votes cast by the holders of the Common Stock represented in person or by proxy at the Special Meeting other than votes attaching to Common Stock beneficially owned by insiders to whom Common Stock may be issued pursuant to the 1996 Option Plan and to associates of such insiders is required to approve Proposal III.

SECURITY OWNERSHIP

    The following table sets forth certain information as of September 16, 1996 regarding the beneficial ownership of Common Stock by (i) each person known by the Company to own beneficially more than five percent of Common Stock, (ii) each director of the Company, (iii) each of the "Named Executive Officers" (as defined herein), and (iv) all executive officers and directors of the Company as a group (8 persons).

                                                          NUMBER OF SHARES    PERCENTAGE
                                                            BENEFICIALLY      BENEFICIALLY
NAME                                                          OWNED(1)           OWNED
- ------------------------------------------------------  --------------------  -----------
Philip Rosner(2)......................................     2,425,465 shares(3)(4)  20.6%
A. Gary Frumberg(2)...................................     1,401,999 shares(3)     11.9%
Paul E. Hoffmann......................................       140,893 shares(5)      1.2%
Sydney Stein..........................................       100,000 shares(6)        *
Duncan Shirreff.......................................         1,000 shares           *
Richard R. Higgins(7).................................       931,500 shares         7.9%
All Directors and Executive Officers
  (8 persons)(8)......................................     5,169,068 shares        43.9%

- ------------------------

*   Less than 1%.

(1) Unless otherwise indicated, the nature of the beneficial ownership for all shares of Common Stock is sole voting and investment power.

(2) The business address of Messrs. Rosner and Frumberg is 10 Edison Street, East, Amityville, New York 11701.

(3) Includes five-year options to purchase 50,000 shares of Common Stock granted on April 8, 1994 to Messrs. Rosner and Frumberg and excludes options to purchase an additional 50,000 shares that have not yet vested. See "--Options Granted Under the 1993 Option Plan."

(4) Includes 36,438 shares of Common Stock held by Mr. Rosner's wife. Mr. Rosner disclaims beneficial ownership of the shares owned by his wife.

(5) Includes ten-year options to purchase 37,500 shares of Common Stock granted to Mr. Hoffmann on April 8, 1994 and excludes options to purchase an additional 37,500 shares that have not yet vested. See "--Options Granted Under the 1993 Option Plan."

(6) Represents ten-year options to purchase 100,000 shares of Common Stock granted to Mr. Stein on April 8, 1994.

(7) The business address of Mr. Higgins is 999 Tech Drive, Milford, Ohio 45150.

(8) Includes shares beneficially owned and options exercisable within 60 days of September 16, 1996 by Philip Rosner, A. Gary Frumberg, Paul E. Hoffmann, Sydney Stein, Duncan Shirreff, Ronald J. Dintemann, Richard Higgins and Harvey Farber.

ESCROW

    In connection with the Company's initial public offering of 4,670,000 shares of Common Stock and pursuant to the requirements of the Ontario Securities Act and the Toronto Stock Exchange (the "TSE"), Messrs. Rosner and Frumberg placed 2,157,077 and 1,427,999 shares of Common Stock, respectively, in escrow with the Montreal Trust Company of Canada. While in escrow, the shares may not be sold, transferred or pledged without the consent of the Ontario Securities Commission except upon the death or bankruptcy of the shareholder. Pursuant to the escrow agreement, 10% of the shares were released from escrow on October 26, 1994 and 20% were released on October 26, 1995. In addition, 20% of the escrowed shares will be released on each of October 26, 1996 and 1997 and 30% will be released on October 26, 1998.

HIGGINS' RESTRICTED SHARES

    In December 1995, the Company acquired substantially all of the assets and assumed the trade obligations and certain other liabilities of Seafla, Inc. ("Seafla"), a producer of dairy and savory flavors (the "Seafla Acquisition"). In December 1995, the Company also entered into an employment agreement with Richard R. Higgins, Seafla's president, pursuant to which Mr. Higgins was awarded 750,000 shares of restricted Common Stock. None of the shares issued to Mr. Higgins may be sold in the United States or to a United States person until December 7, 1998.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    The Securities and Exchange Commission (the "Commission") has comprehensive rules relating to the reporting of securities transactions by directors, officers and shareholders who beneficially own more than 10% of the Company's Common Stock (collectively, the "Reporting Persons"). These rules are complex and difficult to interpret. Based solely on a review of Section 16 reports received by the Company from Reporting Persons, the Company believes that no Reporting Person has failed to file a Section 16 report on a timely basis during the most recent fiscal year, except for Messrs. Philip Rosner, A Gary Frumberg, Paul Hoffmann, Richard Higgins, Ronald Dintemann, Duncan Shirreff, Sydney Stein, and Harvey Farber, each of whom did not timely file their respective Form 3 reports in 1996, and Mr. Frumberg who did not timely file four Form 4 reports in 1996.

                       PROPOSAL I: ELECTION OF DIRECTORS

    The Company's Board of Directors currently consists of five directors. At the Special Meeting, five directors are to be elected to serve for a term of one year and until their respective successors are duly elected and qualified. All of the nominees are currently members of the Board of Directors.

    The persons named in the enclosed proxy intend to vote for the election of the persons listed below, unless the proxy is marked to indicate that such authorization is expressly withheld. Should any of the listed persons be unable to accept nomination or election (which the Board of Directors does not anticipate), it is the intention of the persons named in the enclosed proxy to vote for the election of such persons as the Board of Directors may recommend. Proxies cannot be voted for a greater number of persons than the number of nominees named.

REQUIRED AFFIRMATIVE VOTE

    Approval of Proposal I to elect five directors requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Special Meeting. The Board of Directors recommends that the shareholders vote FOR the election to the Board of Directors of each of the five nominees identified below.

INFORMATION CONCERNING THE COMPANY'S BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information concerning the Company's directors and executive officers, including the nominees to the Board of
Directors:

NAME                                   AGE                   POSITIONS WITH THE COMPANY
- ---------------------------------      ---      ----------------------------------------------------
Philip Rosner*...................          61   President, Chairman of the Board and Director
A. Gary Frumberg*................          62   Executive Vice President and Director
Richard R. Higgins*..............          58   Executive Vice President and Director
Sydney Stein*....................          60   Director
Duncan Shirreff*.................          44   Director
Joseph A. Gemmo..................          50   Vice President and Chief Financial Officer
Paul E. Hoffmann.................          49   Secretary and Treasurer
Ronald J. Dintemann..............          52   Vice President--Operations
Harvey Farber....................          55   Senior Vice President, Flavor Development

- ------------------------

*   Indicates director nominee.

    The business experience of each of the persons listed above for at least the last five years is as follows:

    PHILIP ROSNER has been the President and Chairman of the Board of the Company since its inception in 1989. He has been engaged in the flavor and fragrance industry for over 40 years. Before 1989, Mr. Rosner was the President of Globe Extracts, Inc. and, for 15 years before that, the President of Felton Worldwide, Inc., both of which produced and marketed flavors and fragrances.

    A. GARY FRUMBERG has been the Executive Vice President of the Company since 1989. Prior to 1989, Mr. Frumberg served as Vice President--International Sales of Felton Worldwide, Inc.

    RICHARD R. HIGGINS has been a Director of the Company since June 1996, and an Executive Vice President of the Company and President of the Company's Seafla Division since December 1995. Prior to that, Mr. Higgins was President of Seafla, Inc. from 1980 until that business was acquired by the Company in December 1995.

    SYDNEY STEIN has been a Director of the Company since 1993. Since 1974, Mr. Stein has been President of Syco Holdings Ltd., a Montreal-based consulting firm and, since March 1991, Executive Vice President of Un Seul Prix, Inc., a Montreal-based retail chain. In addition, from March 1991 to May 1994, Mr. Stein was President of Kasyco, Inc. a Montreal-based wholesaler.

    DUNCAN SHIRREFF has been a Director of the Company since 1994. Since 1994, Mr. Shirreff also has been the Resident Director of the Toronto Branch of the Canadian merchant banking firm of CM Oliver & Company Limited in charge of corporate finance and European capital markets. From 1991 to 1994, he was an independent financial consultant to various corporations. Prior to 1991, Mr. Shirreff served as a Director of, and in senior executive capacities with, Scotia McLeod, Inc., a Toronto merchant banking firm.

    JOSEPH A. GEMMO has been Vice President and Chief Financial Officer of the Company since August 1996. From January 1994 to April 1996, Mr. Gemmo was the Chief Financial Officer of Bio-Botanica, Inc., a company involved in herbal extracts. Prior to that, Mr. Gemmo was the Chief Financial Officer of Aero Space Materials Corp. from 1989 to 1994.

    PAUL E. HOFFMANN has been the Secretary and Treasurer of the Company since 1990 and was a Director of the Company until 1996. Before he joined the Company, Mr. Hoffmann was Vice President, Finance of Globe Extracts, Inc. for more than eight years.

    RONALD J. DINTEMANN has been Vice President--Operations of the Company since May 1989 after serving as Vice-President--Operations of Globe Extracts, Inc.

    HARVEY FARBER has been Senior Vice President--Flavor Development of the Company since October 1995 after serving as Vice President--Flavor Development at J. Manheimer Inc. for the past 12 years.

    All directors of the Company serve until the next annual meeting of shareholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. There are no family relationships among the directors and executive officers of the Company. See "--Director Compensation" and "--Executive Compensation."

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    The business affairs of the Company are managed under the direction of the Board of Directors. Members of the Board of Directors are informed about the Company's affairs through presentations, reports and documents distributed to them, through operating and financial reports routinely presented at meetings of the Board of Directors and committee meetings, and through other means. In addition, directors of the Company discharge their duties throughout the year not only by attending Board of Directors meetings but also through personal meetings and other communications, including telephone contact with management and others regarding matters of interest and concern to the Company.

    During the year ended December 31, 1995, the Company's Board of Directors held four formal meetings and acted by unanimous written consent in lieu of a meeting, on three separate occasions. Each director attended at least 75% of the Board meetings and any applicable committee meetings during 1995.

BOARD COMMITTEES

    The Company's Board of Directors has an Audit Committee. The Company does not have either a compensation or a nominating committee. The members of the Audit Committee are appointed by the Board of Directors.

    AUDIT COMMITTEE. The Audit Committee recommends to the Board of Directors the firm to be selected each year as independent auditors of the Company's financial statements and to perform services related to the completion of such audit. The Audit Committee also has responsibility for (i) reviewing the scope and results of the audit with the independent auditors, (ii) reviewing the Company's financial condition and results of operations with management, (iii) considering the adequacy of the internal accounting, bookkeeping and control procedures of the Company, and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors' independence. The Audit Committee currently consists of Messrs. Rosner, Stein and Shirreff. The Audit Committee was in session and met during each of the Company's four formal meetings of its Board of Directors during 1995.

    Although the Company has not established a nominating committee and/or a corporate governance committee as recommended by the TSE Report (as defined herein), the Company believes that the nomination of directors and other issues normally considered by these committees can be effectively dealt with by the Board of Directors due to its relatively small size, or by the Audit Committee which is composed substantially of "unrelated directors." See "--Statement of Corporate Governance Practices."

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

    The Company's Common Stock is listed on the TSE. The by-laws of the TSE were recently amended to require companies listed on the TSE to disclose their approach to corporate governance on an annual basis and within the context of certain guidelines proposed in the December 1994 report issued by The Toronto Stock Exchange Committee on Corporate Governance in Canada (the "TSE Report"). The report's focus is on the importance of each company addressing the governance issue in its own context and the receipt by the Company's shareholders of an explanation for each company's approach to governance. There is no requirement for the Company to comply with the guidelines developed in the TSE Report, and the report itself recognizes that each company should have the flexibility to develop its own approach to corporate governance.

    Of particular significance is the fact that the Company is a United States company organized under the laws of the State of Delaware, and therefore is subject to that State's laws and principles of corporate governance. The Company is of the opinion that its approach to corporate governance is in compliance with Delaware law, and therefore is also in accordance with the fundamental principles upon which the TSE Report was based. Moreover, the Company's Board of Directors has considered the guidelines in the TSE Report and believes that the Company's approach to corporate governance is working effectively for the Company and its shareholders. In particular, the Board of Directors believes that many of the guidelines in the TSE Report are better suited to larger companies and companies with securities that are more widely held than those of the Company.

UNRELATED DIRECTORS

    Much of the discussion in the TSE Report focuses on the composition of the Company's Board of Directors and, in particular, the number of "unrelated directors." In the TSE Report, an "unrelated director" is a director who is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with that director's ability to act with a view to the best interest of the Company, other than an interest arising from shareholding. The TSE Report also focuses on the importance of having an appropriate portion of the Board of Directors who are free from any interest or relationship with a "significant shareholder" of the Company (i.e., a shareholder controlling more than 50% of the Company's Common Stock). The Company does not have a "significant shareholder" within the meaning of the TSE Report.

    The Company's Board of Directors has concluded that two (i.e., Messrs. Stein and Shirreff) of its five members are "unrelated" within the meaning of the TSE Report. In addition, each "unrelated director" serves on the Company's Audit Committee. While the number of unrelated directors is less than the majority suggested by the TSE Report, the Company's Board of Directors believes that the number is appropriate for the effective operation of the Company. The Board of Directors believes that the presence of the President/Chairman of the Board of Directors and the Executive Vice Presidents on the Board of Directors is key to the effective corporate governance of the Company. The knowledge that each of these directors brings to the Board of Directors and the insight that each offers into his particular area of responsibility within the Company have been instrumental in creating a Board of Directors that functions effectively, and, in turn, in achieving successful results for the Company's growth and development.

    The Company's Board of Directors believes that its relationship with management in supervising the management of the business and affairs of the Company is appropriate, and that the focus of the TSE Report on a majority of the Board being comprised of unrelated directors is neither necessary nor desirable for the Company under its present circumstances. The significant contributions of current management to the formation and continued growth of the Company and the confidence which the Board of Directors understands the Company's shareholders have in management are factors supporting the Board of Directors' opinion that additional independence is not required.

    The Board of Directors has no formal policy setting out which specific matters must be brought by the President and management to the Board of Directors for approval, although there is a clear understanding between management and the Board of Directors through historical and accepted legal practice that all transactions or other matters of a material nature must be presented by management for approval by the Board of Directors.

RESPONSE TO SHAREHOLDERS

    Management is available to shareholders to respond to questions and concerns on a prompt basis. The Board of Directors believes that the Company's communications with shareholders and others interested in the Company with respect to addressing their inquiries about the Company are responsive and effective.

EXPECTATIONS OF MANAGEMENT

    The Board of Directors works closely with members of management. The Board of Directors' access to information relating to the operations of the Company, through membership on the Board of Directors of several key members of management and, as necessary, attendance by other members of management at the request of the Board of Directors, are key elements to the effective and informed functioning of the Company's Board of Directors.

    The Board of Directors expects the Company's management to take the initiative in identifying opportunities and risks affecting the Company's business and finding means to deal with such opportunities and risks for the benefit of the Company. The Board of Directors is confident that the Company's management responds ably to this expectation.

DIRECTOR COMPENSATION

    Directors are reimbursed for reasonable expenses actually incurred in connection with attending each formal meeting of the Board of Directors or any committee thereof. In addition, each outside director of the Company is paid a $10,000 annual fee plus $500 for each formal meeting attended.

EXECUTIVE COMPENSATION

    The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company for the fiscal years ended December 31, 1993, 1994 and 1995 to (i) the Company's President, and (ii) the other executive officers of the Company other than the President whose total annual salary and bonus compensation exceeded $100,000 for the three years ended December 31, 1995 (the "Named Executive Officers"):

                         SUMMARY COMPENSATION TABLE(1)

                                                                          ANNUAL
                                                                       COMPENSATION       LONG-TERM COMPENSATION
                                                                       -------------  -------------------------------
                                                                                         AWARDS          PAYOUTS
                                                                                      -------------  ----------------
                                                                                       SECURITIES
                                                                                       UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                                   YEAR        SALARY      OPTIONS/SARS   COMPENSATION(2)
- ----------------------------------------------------------  ---------  -------------  -------------  ----------------
Philip Rosner.............................................       1995   $   200,000        --           $   16,001
Chairman and President                                           1994       236,634       100,000(3)        19,476
                                                                 1993       135,000        --               16,492
A. Gary Frumberg..........................................       1995       164,000        --               12,305
Executive Vice President                                         1994       200,000       100,000(3)        12,181
                                                                 1993       135,000        --               12,322
Paul E. Hoffmann..........................................       1995        99,000        --               11,171
Secretary and Treasurer                                          1994       100,152        75,000(3)        12,478
                                                                 1993        98,365        --               10,705

- ------------------------

(1) On August 2, 1996, the Company entered into a three-year employment agreement with Joseph A. Gemmo to serve as the Company's Vice President and Chief Financial Officer effective August 19, 1996. Pursuant to such agreement, Mr. Gemmo is entitled to receive an annual salary of $115,000 and received an option to purchase 100,000 shares of the Company's Common Stock.

(2) Represents Company reimbursed automobile expenses of each executive.

(3) On October 31, 1995, the Company's Board of Directors reduced the exercise price of the options granted to Messrs. Rosner, Frumberg and Hoffmann. See "Ratification of Reduction of Exercise Prices of All Outstanding Options--Reduction of Exercise Prices".

                       OPTION GRANTS IN LAST FISCAL YEAR

    There were no grants of stock options made to either the President or the Named Executive Officers during the year ended December 31, 1995.

AGGREGATE OPTION EXERCISES IN FISCAL 1995 AND 1995 FISCAL YEAR-END OPTION VALUES

    The following table provides certain information regarding stock option ownership and exercises by the President and the Named Executive Officers, as well as the number and assumed value of exercisable and unexercisable options held by those persons at December 31, 1995.

                                                                   NUMBER OF UNEXERCISED OPTIONS      VALUE OF UNEXERCISED
                                                                                AT                  IN-THE-MONEY OPTIONS AT
                              SHARES ACQUIRED         VALUE              DECEMBER 31, 1995            DECEMBER 31, 1995($)
NAME                          ON EXERCISE(#)       REALIZED($)     (#) EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
- --------------------------  -------------------  ---------------  -------------------------------  --------------------------
Philip Rosner.............          --                 --                  25,000 / 75,000                 1,500 / 4,500
A. Gary Frumberg..........          --                 --                  25,000 / 75,000                 1,500 / 4,500
Paul E. Hoffmann..........          --                 --                  18,750 / 56,250                 2,250 / 6,750

- ------------------------

(1) Value of exercisable "in-the-money" options is equal to the difference between the closing bid price per share of the Common Stock on the TSE at December 29, 1995 (U.S. $.70) and the option exercise price per share (as reduced by the Board of Directors on October 31, 1995, see "Ratification of Reduction of Exercise Prices of All Outstanding Options--Reduction of Exercise Prices") multiplied by the number of shares subject to options.

EMPLOYMENT AGREEMENTS

    In October 1995, the Company entered into five-year employment agreements with Messrs. Rosner, Frumberg and Hoffmann, which provide such executives with annual salaries (adjustable in accordance with the Consumer Price Index) of $235,000, $200,000 and $135,000, respectively. Each agreement contains, among other things, customary termination and confidentiality provisions.

    In October 1995, the Company entered into a three-year employment agreement with Mr. Farber. Pursuant to the employment agreement, Mr. Farber is entitled to receive an annual salary of $160,000 and Mr. Farber also received an option to purchase 10,000 shares of the Company's Common Stock. In addition, the employment agreement provides that Mr. Farber is entitled to an annual bonus, payable at the sole discretion of the Company.

    In December 1995, the Company entered into an employment agreement with Mr. Higgins. Pursuant to the employment agreement, Mr. Higgins is entitled to receive an annual salary of $150,000 plus an amount, each year, equal to 2% of the Company's sales produced but not generated by the Seafla Division that year. However, Mr. Higgins' annual compensation is not to exceed Mr. Rosner's annual compensation or $200,000, whichever is higher. Pursuant to his employment agreement, Mr. Higgins also received an aggregate of 750,000 shares of restricted Common Stock. See "--Higgins' Restricted Shares."

    On August 2, 1996, the Company entered into a three-year employment agreement with Joseph A. Gemmo to serve as the Company's Vice President and Chief Financial Officer effective August 19, 1996. Pursuant to such agreement, Mr. Gemmo is entitled to receive an annual salary of $115,000 and an option to purchase 100,000 shares of the Company's Common Stock. In addition, the employment agreement provides that Mr. Gemmo is entitled to an annual bonus, payable at the sole discretion of the Company.

LIMITATION OF PERSONAL LIABILITY AND INDEMNIFICATION

    The General Corporation Law of Delaware permits a corporation through its certificate of incorporation to eliminate the personal liability of its directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, with certain exceptions. The exceptions include a breach of fiduciary duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, improper declarations of dividends and transactions from which the directors derived an improper personal benefit. The Company's Certificate of Incorporation, as amended, exonerates its directors from monetary liability to the fullest extent permitted by this statutory provision but does not restrict the availability of non-monetary and other equitable relief.

    The Company's Certificate of Incorporation, as amended, and By-laws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH PRINCIPAL SHAREHOLDERS

    On December 6, 1995, the Company acquired substantially all of the assets and assumed the trade obligations and certain other liabilities of Seafla, Inc. ("Seafla"), a producer of dairy and savory flavors. In consideration therefor, the Company paid $3,000,000 and issued a promissory note in the original principal amount of $1,000,000, which principal amount was reduced to $888,019 through an adjustment to the purchase price made by the Company. Of such principal amount of $888,019, $177,604 is payable commencing on January 1, 1997 and on each January 1 thereafter through 2001. The promissory note bears interest at a rate of 12% per annum. Concurrently with the closing of the acquisition, the Company entered into a five-year employment agreement with Mr. Higgins, the President of Seafla, to be the President of the Company's Seafla Division. The Company funded the cash portion of the Seafla purchase price through bank borrowings of $3,500,000, with interest payable monthly at one-and-one-half points above the bank's prime rate and principal is repayable in 1998.

    In connection with the Seafla Acquisition, the Company assumed the lease of Seafla's 37,000 square foot facility in Milford, Ohio, with a term expiring in 2014. The owner of this facility is a partnership in which Mr. Higgins is a partner. The annual rental paid by the Company in respect of this facility is $192,000. In connection with the Seafla Acquisition, the Company obtained a report of an independent appraisal firm which concluded that the rental paid by the Company is at or very close to market value.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information regarding loans made by the Company to its directors and executive officers during the fiscal year ended December 31, 1995 (collectively, the "Loans"). As of September 16, 1996, the aggregate indebtedness owed to the Company pursuant to the Loans was $288,864, including accrued interest thereon. The Loans are unsecured and bear interest at a rate of 8% per annum. The repayment terms of the Loans are currently being reviewed by the Company's Board of Directors.

                       TABLE OF INDEBTEDNESS OF DIRECTORS
                       AND EXECUTIVE OFFICERS OTHER THAN
                       UNDER SECURITIES PURCHASE PROGRAMS

                                                                                             AMOUNT OUTSTANDING
                                                                          LARGEST AMOUNT           AS OF
                       NAME AND                           INVOLVEMENT   OUTSTANDING DURING     SEPTEMBER 16,
                  PRINCIPAL POSITION                       OF ISSUER      FISCAL 1995(1)          1996(1)
- -------------------------------------------------------  -------------  ------------------  --------------------
Philip Rosner..........................................       Lender        $  173,938           $  194,700
Chairman, President and Director Nominee
A. Gary Frumberg.......................................       Lender        $   76,168           $   94,164
Executive Vice President and Director Nominee

- ------------------------

(1) Includes accrued interest.

    Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

               PROPOSAL II: SELECTION OF INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P. has prepared the Company's audited consolidated financial statements for the fiscal year ended December 31, 1995 and the report contained therein, each of which is included in the Company's Annual Report accompanying this Proxy Statement.

    On June 5, 1996, the Company's Board of Directors approved (i) the engagement of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1996 and (ii) the dismissal of Coopers & Lybrand L.L.P., as auditors of the Company effective June 11, 1996. As independent accountants for the Company, Ernst & Young LLP shall be responsible for auditing the accounts of the Company and providing other audit and accounting services to the Company in connection with filings with the Commission and the TSE. The selection of Ernst & Young LLP was also approved by the Audit Committee on June 5, 1996.

    Coopers & Lybrand L.L.P. previously served as the Company's independent accountants since 1993. The reports of Coopers & Lybrand L.L.P. on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

    In connection with the audits of the Company's financial statements for each of the last two fiscal years ended December 31, 1995, and in the subsequent interim period, there were no disagreements with Coopers & Lybrand L.L.P. on any matters of accounting principles which, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused Coopers & Lybrand L.L.P. to make reference to the matter in their report. At the Company's request, Coopers & Lybrand L.L.P. prepared a letter addressed to the Commission stating that it agrees with the above statements. A copy of that letter is attached hereto as Exhibit A.

    Upon recommendation of the Audit Committee, the shareholders are being asked to approve the selection of Ernst & Young LLP, as independent accountants for the fiscal year ending December 31, 1996, and to authorize the Board of Directors to fix their remuneration. Representatives of Ernst & Young LLP are expected to be present at the Special Meeting and available to respond to appropriate questions. Such representatives also will have the opportunity, should they so desire, to make any statements to the shareholders which they deem appropriate.

REQUIRED AFFIRMATIVE VOTE

    Approval of the selection of Ernst & Young LLP, as independent accountants of the Company for the fiscal year ending December 31, 1996, requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting. The Board of Directors unanimously recommends that the shareholders vote FOR Proposal II.

         PROPOSAL III: TO APPROVE THE ADOPTION OF THE 1996 OPTION PLAN

GENERAL

    Subject to the approval of the Company's stockholders, in August 1996 the Board of Directors of the Company adopted the 1996 Stock Option Plan (the "1996 Option Plan"). The 1996 Option Plan is intended to help the Company attract, retain and motivate key employees (including officers) of the Company.

    The 1996 Option Plan provides for the grant of options ("Options") to purchase Common Stock that are intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options that do not so qualify ("Non-Qualified Options").

BACKGROUND OF SHAREHOLDER APPROVAL REQUIREMENT

    Shareholder approval of the 1996 Option Plan is required for options granted under the plan to qualify as Incentive Options under Section 422 of the Code. For this purpose, shareholders must approve a plan that designates the aggregate number of shares which may be issued under the plan and the class of employees eligible to receive options under the plan. Shareholder approval must be obtained within 12 months after adoption of the plan by the Board of Directors.

    Section 162(m) of the Code disallows a tax deduction for compensation in excess of $1 million that is paid to certain employees of a corporation whose common stock is subject to the registration requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, this limitation does not apply to "qualified performance-based compensation." Pursuant to Treasury Regulation Section 1.162-27 promulgated under Section 162(m) of the Code, in order for grants under the 1996 Option Plan to satisfy the requirements to be "qualified performance-based compensation," it is necessary to obtain shareholder approval of the class of employees eligible to receive grants under the 1996 Option Plan, the business criteria to be used in making such grants, the maximum number of shares with respect to which grants can be made to any one employee under the 1996 Option Plan and the exercise price of any Options. Another requirement for "qualified performance-based compensation" is that grants under the plan be made by a compensation committee consisting solely of two or more "outside directors," within the meaning of Treasury Regulation Section 1.162-27(e)(3).

    The following description of the 1996 Option Plan summarizes the principal features of the 1996 Option Plan and sets forth those matters as to which shareholder approval is required as described above. A vote in favor of Proposal III shall be treated as the shareholder's approval of the 1996 Option Plan and, specifically, the description below of the class of employees eligible to receive grants, the maximum number of shares as to which grants can be made to any one employee and the aggregate number of shares that can be issued in each case under the 1996 Option Plan.

    Any such options that are granted will not satisfy the "qualified performance-based compensation" exception to Section 162(m) absent shareholder approval of the business criteria to be used in making such grants.

DESCRIPTION OF THE 1996 OPTION PLAN

    The following is a summary of the principal features of the 1996 Option Plan. This summary is qualified in its entirety by reference to the specific provisions of the plan, the full text of which is set forth in Exhibit B to this Proxy Statement.

ADMINISTRATION OF THE 1996 OPTION PLAN

    The 1996 Option Plan will be administered by the Board of Directors or by a committee (the "Committee") which is appointed by the Board of Directors. The Committee will consist of two non-employee members of the Company's Board of Directors, neither of whom is eligible at any time for the grant of Options under the 1996 Option Plan and each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3). The Company's Board of Directors or the Committee is authorized to interpret the 1996 Option Plan, adopt and amend rules and regulations relating to the 1996 Option Plan, and determine the recipients, form, and terms of Options granted under the 1996 Option Plan. All Options must be evidenced by a written agreement.

SHARES AVAILABLE

    Under the 1996 Option Plan, the maximum number of shares of Common Stock that may be subject to Options may not exceed an aggregate of 1,000,000 shares. The maximum number of shares will be adjusted in certain events, such as a stock split, reorganization or recapitalization.

ELIGIBILITY

    Employees (including officers and directors who are employees) of the Company or its subsidiaries are eligible for the grant of Incentive Options under the 1996 Option Plan. Directors who are not employees or officers are not eligible to receive Incentive Options. Options may also be granted to other persons, provided that such options shall be Non-Qualified Options. In the event of Incentive Options, the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Options become exercisable for the first time by the Option holder (i.e., vest) during any calendar year cannot exceed $100,000. This limit does not apply to Non-Qualified Options. To the extent an Option that otherwise would be an Incentive Option exceeds this $100,000 threshold, it will be treated as a Non-Qualified Option.

EXERCISE PRICE OF OPTIONS

    The Company will receive no monetary consideration for the grant of Options under the 1996 Option Plan. In case of an Incentive Option, the exercise price cannot be less than the fair market value (as defined in the 1996 Option Plan) of the shares on the date the Option is granted, and if an optionee is a shareholder who beneficially owns 10% or more of the outstanding Common Stock, the exercise price of Incentive Options cannot be less than 110% of such fair market value. The exercise price of Non-Qualified Options shall be determined by the Company's Board of Directors or the Committee. The exercise price of Options will be adjusted in certain events, such as a stock split, reorganization or recapitalization.

PAYMENT UPON EXERCISE OF OPTIONS

    Payment for shares purchased by exercising an Option is to be made by cash or check, or by any other means which the Board of Directors determines are consistent with the purposes of the 1996 Option Plan and with applicable laws and regulations.

TERM OF OPTIONS

    The term of an Option cannot exceed ten years, and in the case of an optionee who owns 10% or more of the outstanding Common Stock, cannot exceed five years.

TERMINATION OF EMPLOYMENT

    Individual option agreements generally will provide that the Options will expire upon termination of employment except that (i) in the case of termination that is not for cause or otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the Option will be exercisable for three months after termination to the same extent that it was exercisable prior to termination, (ii) in the case of termination due to disability, the Option will be exercisable for one year after termination (or within such lesser period as may be specified in the applicable option agreement) to the same extent that it was exercisable prior to termination and
(iii) in the case of death while in the employ of the Company or, within the three month period referred to in (i), the Option will be exercisable for one year after death (or within such lesser period as may be specified in the applicable option agreement). After the death of an optionee, the Option is exercisable by the legal representative of the optionee or by the person that acquired the Option by reason of the death of the Optionee.

NON-TRANSFERABILITY OF OPTIONS

    Options are not transferable by the optionee except by will or by the laws of descent and distribution. The disposition of shares acquired pursuant to the exercise of an Option will be subject to any applicable restrictions on transferability imposed by the Commission's regulations.

EFFECTIVE DATE

    The 1996 Option Plan became effective when adopted by the Board of Directors, but no Incentive Option granted under the plan shall become exercisable unless and until the plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board of Director's adoption of the plan, no options previously granted under the plan shall be deemed to be Incentive Options and no Incentive Options shall be granted thereafter.

DURATION OF THE 1996 OPTION PLAN

    The 1996 Option Plan will terminate automatically and no Options may be granted after ten years have elapsed from the date the 1996 Option Plan was approved by the Company's Board of Directors. The 1996 Option Plan may be terminated at any prior time by the Board of Directors. Termination of the 1996 Option Plan will not affect Options that were granted prior to the termination date.

AMENDMENTS OR MODIFICATIONS

    The 1996 Option Plan may be amended or modified from time to time by the Company's Board of Directors, subject to any required regulatory approval. However, if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following summary outlines certain federal income tax consequences of the 1996 Option Plan to the Company and participants under present law.

INCENTIVE OPTIONS

    A participant will not recognize income for federal income tax purposes upon the grant of an Incentive Option. A participant also will not be taxed on the exercise of an Incentive Option, provided that the Common Stock acquired upon exercise of the Incentive Option is not sold by the participant within two years after the Option was granted and one year after the Option is exercised (the "required holding period").

    However, for alternative minimum tax ("AMT") purposes, the difference between the exercise price of the Incentive Option and the fair market value of the Common Stock acquired upon exercise is an item of tax preference in the year the Incentive Option is exercised. The participant is required to include such amount in AMT income in such year and to compute the tax basis of the shares so acquired in the same manner as if a Non-Qualified Option had been exercised, including the availability of a Section 83 election (discussed below). Whether a participant will be liable for AMT in the year the Incentive Option is exercised will depend on the participant's particular tax circumstances. AMT paid in such year will be allowed as a credit to the extent regular tax exceeds AMT in subsequent years.

    On a sale, after the required holding period, of Common Stock that was acquired by exercising an Incentive Option, the difference between the participant's tax basis in the Common Stock and the amount received in the sale is taxed as long-term capital gain or loss.

    If Common Stock acquired upon the exercise of an Incentive Option is disposed of by the participant during the required holding period (a "disqualifying disposition"), the excess, if any, of (i) the amount realized on such disposition (up to the fair market value of the Common Stock on the exercise date) over (ii) the exercise price, will be taxed to the participant as ordinary income. If a participant pays the exercise price of an Incentive Option by delivering Common Stock that was previously acquired by exercising an Incentive Option and such delivery occurs before the end of the required holding period of such Common Stock, the participant is treated as making a disqualified disposition of the Common Stock so delivered.

    The Code puts a $100,000 limit on the value of stock subject to Incentive Options that first become exercisable in any one year, based on the fair market value of the underlying Common Stock on the date of grant. To the extent Options exceed this limit, they are taxed as Non-Qualified Options.

NON-QUALIFIED OPTIONS

    A participant who receives a Non-Qualified Option does not recognize taxable income on the grant of the Option. Upon exercise of a Non-Qualified Option, a participant generally has ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price paid for the shares.

    However, if the participant (i) is an officer or director of the Company or the beneficial owner of more than 10% of the Company's equity securities (in each case, within the meaning of Section 16 of the Exchange Act--as so defined, an "Insider"), (ii) does not make a Section 83 election and (iii) receives shares upon the exercise of a Non-Qualified Option, the recognition of income (and the determination of the amount of income) is deferred until the earlier of
(a) six months after the shares are acquired or (b) the earliest date on which the Insider could sell the shares at a profit without being subject to liability under Section 16(b) of the Exchange Act (six months after the Non-Qualified Option is granted, in the case of an "in-the-money" Option). If the participant makes a Section 83 election, income is not deferred. Rather, income is recognized on the date of exercise of the Non-Qualified Option in an amount equal to the excess of the fair market value of the shares acquired upon exercise over the exercise price. A Section 83 election must be filed with the Internal Revenue Service within thirty (30) days after an Option is exercised.

    A participant's tax basis in shares received upon exercise of a Non-Qualified Option is equal to the amount of ordinary income recognized on the receipt of the shares plus the amount of cash, if any, paid upon exercise. The holding period for the shares begins on the day after the shares are received or, in the case of an Insider that has not made a Section 83 election, on the day after the date on which income is recognized by the Insider on account of the receipt of the shares.

    If a participant exercises a Non-Qualified Option by delivering previously held shares in payment of the exercise price, the participant does not recognize gain or loss on the delivered shares, even if their fair market value is different from the participant's tax basis in the shares. The exercise of the Non-Qualified Option is taxed however, and the Company generally is entitled to a deduction, in the same amount and at the same time as if the participant had paid the exercise price in cash. Provided the participant receives a separate identifiable stock certificate therefor, his tax basis in the number of shares received that is equal to the number of shares surrendered on exercise will be the same as his tax basis in the shares surrendered. His holding period for such number of shares will include his holding period for the shares surrendered. The participant's tax basis and holding period for the additional shares received upon exercise will be the same as it would if the participant had paid the exercise price in cash.

    If a participant receives shares upon the exercise of a Non-Qualified Option and thereafter disposes of the shares in a taxable transaction, the difference between the amount realized on the disposition and the participant's tax basis in the shares is taxed as capital gain or loss (provided the shares are held as a capital asset on the date of disposition), which is long-term or short-term depending on the participant's holding period for the shares.

DEDUCTION BY THE COMPANY

    The Company is not allowed a federal income tax deduction on the grant or exercise of an Incentive Option or the disposition, after the required holding period, of shares acquired by exercising an Incentive Option. On a disqualifying disposition of such shares, the Company is allowed a federal income tax deduction in an amount equal to the ordinary income recognized by the participant as a result of the disqualifying disposition, provided that such amount constitutes an ordinary and necessary business expense of the Company, is reasonable in amount and is not disallowed by Section 162(m) of the Code (discussed above).

    The ordinary income recognized by an employee of the Company on account of the exercise of a Non-Qualified Option is subject to both wage withholding and employment taxes. A deduction for federal income tax purposes is allowed to the Company in an amount equal to the amount of ordinary income taxable to the participant, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable, and that the Company satisfies any tax reporting obligation that it has with respect to such income.

REQUIRED AFFIRMATIVE VOTE

    Approval of the adoption of the 1996 Option Plan requires the approval of a majority of votes cast by the holders of the Common Stock represented in person or by proxy at the Special Meeting other than votes attaching to Common Stock beneficially owned by insiders to whom Common Stock may be issued pursuant to the 1996 Option Plan and to associates of such insiders. The number of shares of Common Stock beneficially owned by such insiders and their associates as at September 16, 1996 is 5,169,068. For the purposes hereof, the terms "insider" and "associate" have the respective meanings ascribed thereto by the Securites Act (Ontario), except that the term "insider" does not include a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company. The Board of Directors believes that the proposal is in the best interests of the Company and its shareholders and recommends that the shareholders vote FOR the adoption of the 1996 Option Plan as set forth in this Proposal III.

           PROPOSAL IV: RATIFICATION OF REDUCTION OF EXERCISE PRICES
                           OF ALL OUTSTANDING OPTIONS

DESCRIPTION OF THE 1993 OPTION PLAN

    In November 1993, the Company adopted the 1993 Option Plan permitting the Company to issue options to its employees to purchase up to 500,000 shares of Common Stock. The options may be exercised during the ten year period after they are granted, at an exercise price equal to the mean between the high and low selling prices of the Company's Common Stock on the TSE on the date of grant. Nevertheless, options granted to any person who beneficially owns ten percent (10%) or more of the Common Stock may be exercised only until the fifth anniversary of the date of the grant and may be exercised at a price equal to 110% of the market price at the date of the grant.

OPTIONS GRANTED UNDER THE 1993 OPTION PLAN

    On April 8, 1994, the Company granted options to purchase an aggregate of 492,500 shares of Common Stock to 71 employees. Of such amount, (i) ten-year options were granted to purchase 289,500 shares of Common Stock to 66 employees in the United States (including options for 75,000 shares to Mr. Hoffmann, the Company's Secretary and Treasurer) at the exercise price of U.S.$1.38, (ii) ten-year options to purchase 3,000 shares of Common Stock were granted to three employees in Canada at the equivalent exercise price of Cdn. $1.90 and (iii) five-year options to purchase 100,000 shares of Common Stock at an exercise price of U.S.$1.52 were granted to each of Philip Rosner and A. Gary Frumberg, each of whom beneficially own at least 10% of the Common Stock. In each instance, 25% of the options become exercisable on each of the first four anniversaries of the grant date. The options granted to Messrs. Rosner, Frumberg and Hoffmann constituted 56% of the options granted to the Company's employees in 1994. As of September 16, 1996, no options have been exercised by Messrs. Rosner, Frumberg or Hoffmann.

DESCRIPTION OF OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS

    On April 8, 1994, the Company granted ten-year options to purchase 100,000 shares of Common Stock at an exercise price of U.S. $1.38 to each of Seth H. Dubin and Sydney Stein, both of whom were then directors, but not employees, of the Company. The options were granted at the market price on the date of grant.

    On November 14, 1994, Mr. Dubin resigned as a Director and exercised his option in full before it expired at the reduced exercise price, subject to approval by the Company's shareholders.

REDUCTION OF EXERCISE PRICES

    On October 31, 1995, subject to the approval of the Company's shareholders, the Board of Directors reduced the exercise prices of all outstanding options granted under the 1993 Option Plan and the 1994 Option Grants from U.S. $1.38 per share to U.S. $.58 per share with respect to options granted to employees, officers or directors of the Company who are not beneficial owners of 10% or more of the Common Stock and from U.S. $1.52 per share to U.S. $.64 per share with respect to options granted to employees, officers or directors who beneficially own 10% or more of the Common Stock.

    The Company's Board of Directors decided to reduce the exercise prices of all outstanding options in order to bring the exercise prices more in line with the prevailing selling prices of the Company's Common Stock. The reduced exercise prices approved by the Company's Board of Directors were based on the downward trend in the price of the Company's Common Stock during the three quarterly periods immediately preceding its decision. In addition, the reduced exercise prices are consistent with the average of the high and low selling prices of the Company's Common Stock on the TSE during the quarterly period in which such decision was made.

    Pursuant to the rules and polices of the TSE, the shareholders are being asked to ratify the reduction of the exercise prices of all outstanding options.

REQUIRED AFFIRMATIVE VOTE

    Approval of the reduction of the exercise prices of all outstanding options requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting. The Board of Directors unanimously recommends that the shareholders vote FOR Proposal IV.

               PROPOSAL V: APPROVAL AND RATIFICATION OF ISSUANCE
                             OF FIVE-YEAR WARRANTS

CONSULTING AGREEMENT

    In October 1995, the Company entered into a one-year consulting agreement with SGI, pursuant to which SGI, on behalf of the Company, agreed to (i) arrange and conduct meetings with the professional investment community and investor groups, (ii) develop and implement a comprehensive investor relations program, and (iii) provide professional staff services to assist the Company in carrying out its programs and objectives (the "Consulting Agreement"). Under the Consulting Agreement, the Company pays SGI a retainer fee of $8,000 per month plus reasonable expenses and issued to SGI warrants (the "Warrants") to purchase an aggregate of 600,000 shares of Common Stock at an initial exercise price of U.S. $.56, the market price of the Common Stock on the TSE on the date of issuance pursuant to the terms and conditions set forth in the Warrant Agreement dated as of October 25, 1995, as amended (the "Warrant Agreement").

    Under the Warrant Agreement, the Company retained the right, exercisable at its option at any time after December 31, 1999, to redeem all, but not part, of the Warrants upon not less than thirty (30) days notice to the holder thereof, at a redemption price of one cent ($.01) per Warrant, in the event that the average trading price on the TSE of the Company's Common Stock equals or exceeds Cdn. $1.50 for 30 consecutive trading days prior to the date of such notice. The Warrant Agreement expires on October 24, 2000. A copy of the Warrant Agreement and the accompanying "Form of Election to Purchase", are attached hereto as Exhibit C.

    On April 24, 1996, the Company's Board of Directors ratified and approved the issuance of the Warrants to SGI as a portion of its compensation for the consulting services rendered by it in accordance with the Consulting Agreement. Pursuant to the terms of the Warrant Agreement, none of the Warrants may be exercised until the granting thereof is approved by the shareholders of the Company. Accordingly, the Board of Directors is seeking the shareholders approval and ratification of the Warrants.

REQUIRED AFFIRMATIVE VOTE

    Approval and ratification of the Warrants requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting. The Board of Directors unanimously recommends that the shareholders vote FOR Proposal V.

                           1997 SHAREHOLDER PROPOSALS

    In order for shareholder proposals for the 1997 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 1997 Proxy Statement, they must be received by the Company at its principal executive offices, 10 Edison Street, East, Amityville, New York 11701 (Attn: Secretary), prior to March 31, 1997. The Board of Directors will review any shareholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the Company's 1997 Proxy Statement for the Annual Meeting.

    Holders of Common Stock desiring to have proposals submitted for consideration at any future meeting of shareholders should consult with the applicable rules and regulations of the Commission with respect to such proposals.

                                 OTHER MATTERS

    The Board of Directors does not know of any other matters that are to be presented for consideration at the Special Meeting. Should any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy on behalf of the shareholders they represent in accordance with their best judgment.

                            SOLICITATION OF PROXIES

    Proxies are being solicited by and on behalf of the Board of Directors. The Company will bear the costs of preparing and mailing the proxy materials to its shareholders in connection with the Special Meeting. The Company will solicit proxies by mail and the directors and certain officers and employees of the Company may solicit proxies personally or by telephone or telegraph. These persons will receive no additional compensation for such services but will be reimbursed for reasonable out-of-pocket expenses. The Company may also retain a proxy solicitor in connection with the Special Meeting. The Company also will request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable out-of-pocket expenses related thereto.

                             ADDITIONAL INFORMATION

    The Company will make available to any shareholder, without charge and upon a written request therefor, copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and any Quarterly Report on Form 10-QSB filed thereafter. Any such request should be directed to Technology Flavors & Fragrances, Inc., Attention: Paul E. Hoffmann, Secretary, at the following address: 10 Edison Street, East, Amityville, New York 11701.

                                          Paul E.Hoffmann
                                              SECRETARY

Amityville, New York
September 24, 1996

                                                                       EXHIBIT A

June 11, 1996

Securities and Exchange Commission
450 Fifth Street, N.W,
Washington, D.C. 20549

Gentlemen:

    We have read the statements made by Technology Flavors and Fragrances, Inc. (File No. 0-26682), (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of June 1996. We agree with the statements concerning our Firm in such Form 8-K.

                                          Very truly yours,
                                          COOPERS & LYBRAND L.L.P.

                                                                       EXHIBIT B

                     TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                             1996 STOCK OPTION PLAN

1. PURPOSE

    The purpose of this plan (the "Plan") is to secure for TECHNOLOGY FLAVORS & FRAGRANCES, INC. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors (who are also either employees or officers) of the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"), shall apply only to Incentive Stock Options (as that term is defined in the Plan). The Plan is also designed to attract and retain other persons who will provide services to the Company.

2. TYPE OF OPTIONS AND ADMINISTRATION

    (a) TYPES OF OPTIONS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors (the "Board") of the Company (or a committee designated by the Board) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of
Section 422 of the Code ("Non-Qualified Options").

    (b) ADMINISTRATION. The Plan will be administered by the Board or by a committee consisting of two or more directors each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3") and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) promulgated under Section 162(m) of the Code (the "Committee") appointed by the Board, in each case whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. If the Board determines to create a Committee to administer the Plan, the delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3). The Board or Committee may in its sole discretion grant options to purchase shares of the Company's Common Stock, $0.01 par value per share ("Common Stock"), and issue shares upon exercise of such options as provided in the Plan. The Board or Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective option agreements, which need not be identical; and to make all other determinations in the judgment of the Board or Committee necessary or desirable for the administration of the Plan. The Board or Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

3. ELIGIBILITY

    Options may be granted to persons who are, at the time of grant, employees, officers or directors (who are also either employees or officers) of the Company or any subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code, PROVIDED, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). Options may also be granted to other persons, provided that such options shall be Non-Qualified Options. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board or Committee shall so determine.

4. STOCK SUBJECT TO PLAN

    The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,000,000. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5. FORMS OF OPTION AGREEMENTS

    As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan and the requirements of The Toronto Stock Exchange (to the extent such requirements are binding upon the Company) as may be approved by the Board. Such option agreements may differ among recipients.

6. PURCHASE PRICE

    (a) GENERAL. The purchase price per share of stock issuable upon the exercise of an option shall be determined by the Board or the Committee at the time of grant of such option, PROVIDED, HOWEVER, that in the case of an Incentive Stock Option or Non-Qualified Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for purposes of the Plan shall mean the closing price of a share of the Common Stock on The Toronto Stock Exchange (or, if such shares are not traded thereon, the principal securities exchange on which such shares are traded) on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

    (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by any other means which the Board determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).

7. EXERCISE OPTION PERIOD

    Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board or the Committee and set forth in the applicable option agreement, PROVIDED, that such date shall not be later than ten (10) years after the date on which the option is granted.

8. EXERCISE OF OPTIONS

    Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9. NONTRANSFERABILITY OF OPTIONS

    No option granted under this Plan shall be assignable or otherwise transferable by the optionee, except by will or by the laws of descent and distribution. An option may be exercised during the lifetime of the optionee only by the optionee.

10. EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP

    Except as provided in Section 11(d) with respect to Incentive Stock Options and except as otherwise determined by the Board or Committee at the date of grant of an option, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee (to the extent such option is then exercisable) but in no event later than the expiration date of the option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

11. INCENTIVE STOCK OPTIONS

    Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

    (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

    (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

        (i) the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

        (ii) the option exercise period shall not exceed five (5) years from the date of grant.

    (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

    (d) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

        (i) an Incentive Stock Option may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), to the extent it is then exercisable, PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three (3) month period shall be treated as the exercise of a non-statutory option under the Plan,

        (ii) if the optionee dies while in the employ of the Company, or within three (3) months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement), to the extent it is then exercisable, and

       (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one (1) year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement), to the extent it is then exercisable.

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12. ADDITIONAL PROVISIONS

    (a) ADDITIONAL OPTION PROVISIONS. The Board or the Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses or to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board or the Committee, PROVIDED, that such additional provisions shall not be inconsistent with the requirements of The Toronto Stock Exchange governing employee stock option and purchase plans or with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

    (b) ACCELERATION, EXTENSION, ETC. The Board or the Committee may, in its sole discretion (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised, or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised, PROVIDED, however that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable to such option).

13. GENERAL RESTRICTIONS

    (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option is granted, as a condition of exercising such option or award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock, including any "lock-up" or other restriction on transferability.

    (b) COMPLIANCE WITH SECURITIES LAW. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition, is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board or the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14. RIGHTS AS A STOCKHOLDER

    The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any right to vote or to receive dividends or non-cash distributions with respect to such shares) until the effective date of exercise of such option and then only to the extent of the shares of Common Stock so purchased. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of exercise.

15. ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS, REORGANIZATIONS AND RELATED TRANSACTIONS

    (a) RECAPITALIZATIONS AND RELATED TRANSACTIONS. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of shares or other securities subject to any then-outstanding options under the Plan, and (z) the price for each share subject to any then-outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (A) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable to such option), or (B) would be considered as the adoption of a new plan requiring stockholder approval.

    (b) REORGANIZATION, MERGER AND RELATED TRANSACTIONS. All outstanding options under the Plan shall become fully exercisable for a period of sixty (60) days following the occurrence of any Trigger Event (as defined below), whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto. For purposes of the Plan, a "Trigger Event" is any one of the following events:

        (i) the date on which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares or other securities of the Company for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Company and regardless of the number of shares purchased pursuant to such offer;

        (ii) the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock or other securities of the Company for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class or stock to elect directors by a separate class vote) to which all stockholders of the Company would be entitled in the election of the Board were an election held on such date;

       (iii) the date, during any period of two (2) consecutive years, when individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period; and

        (iv) the date of approval by the stockholders of the Company of an agreement (a "reorganization agreement") providing for:

           (A) The merger or consolidation of the Company with another corporation (x) where the stockholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such stockholders to 80% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of such corporation would be entitled in the election of directors, or (y) where the members of the Board, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation, or

            (B) The sale or other disposition of all or substantially all the assets of the Company.

    (c)  BOARD AUTHORITY TO MAKE ADJUSTMENTS.  Any adjustments under this
Section 15 will be made by the Board or the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16. MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

    (a) GENERAL. In the event of any sale, merger, transfer or acquisition of the Company or substantially all of the assets of the Company in which the Company is not the surviving corporation, provided that after the merger, transfer or acquisition the Company shall have requested the acquiring or succeeding corporation (or an affiliate thereof) that equivalent options shall be substituted and such successor corporation shall have refused or failed to assume all options outstanding under the Plan or issue substantially equivalent options, then any or all outstanding options under the Plan shall accelerate and become exercisable in full immediately prior to such event. The Board or Committee will notify holders of options under the Plan that any such options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the options will terminate upon expiration of such notice.

    (b) SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

17. NO SPECIAL EMPLOYMENT RIGHTS

    Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18. OTHER EMPLOYEE BENEFITS

    Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

19. AMENDMENT, MODIFICATION OR TERMINATION OF THE PLAN

    (a) Subject to the prior consent of The Toronto Stock Exchange (to the extent it is required), the Board may at any time modify, amend or terminate the Plan provided, however, that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board may not effect such modification or amendment without such approval.

    (b) The modification, amendment or termination of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board or the Committee may amend or modify outstanding option agreements in a manner not inconsistent with the requirements of The Toronto Stock Exchange governing employee stock option and purchase plans (to the extent such requirements are binding upon the Company) or with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20. WITHHOLDING

    (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part by (i) causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option, or (ii) delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

    (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two
(2) years from the date the option was granted or within one (1) year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

21. CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

    Subject to the prior consent of The Toronto Stock Exchange (to the extent such consent is required), the Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees the (i) cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options, or (ii) amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22. EFFECTIVE DATE AND DURATION OF THE PLAN

    (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board and amendments requiring stockholder approval (as provided in Section 19) shall become effective when adopted by the Board, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

    (b) TERMINATION. Unless sooner terminated by the Board, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. After termination of the Plan, no further options may be granted under the Plan; PROVIDED HOWEVER, that such termination will not affect any options granted prior to termination of the Plan.

23. PROVISION FOR FOREIGN PARTICIPANTS

    The Board may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

24. GOVERNING LAW

    The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

                                                                       EXHIBIT C

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER FEDERAL OR STATE SECURITIES OR BLUE SKY LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION THEREFROM. NO OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION (COLLECTIVELY, A "DISPOSAL") OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE OR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE THEREOF MAY BE MADE UNLESS (I) REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR (II) TECHNOLOGY FLAVORS & FRAGRANCES, INC. RECEIVES A WRITTEN OPINION OF UNITED STATES LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO THE EFFECT THAT SUCH DISPOSAL IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.

                              WARRANTS TO PURCHASE
             COMMON STOCK OF TECHNOLOGY FLAVORS & FRAGRANCES, INC.

                      Initial Issuance on October 25, 1995
              Void after 5:00 p.m. New York Time, October 24, 2000

    THIS CERTIFIES THAT, for value received, Strategic Growth International, Inc., of 111 Great Neck Road, Suite 606, Great Neck, New York 11021-5402 is the registered holder of warrants (the "Warrants") to purchase from Technology Flavors & Fragrances, Inc., a Delaware corporation (the "Company"), at any time or from time to time beginning on October 25, 1995 and ending at 5:00 p.m., New York time, on October 24, 2000 (the "Expiration Date"), subject to the conditions set forth herein, at the initial exercise price of U.S. $0.56 per share (the "Initial Exercise Price"), subject to adjustment as set forth herein (the "Exercise Price"), up to an aggregate of Six Hundred Thousand (600,000) fully paid and non-assessable shares (the "Shares"), par value $U.S. $.01 per share (the "Common Stock"), of the Company upon surrender of this certificate (the "Certificate") and payment of the Exercise Price multiplied by the number of Shares in respect of which Warrants are then being exercised (the "Purchase Price") at the principal office of the Company presently located at 10 Edison St. E, Amityville, New York 11701.

1. EXERCISE OF WARRANTS

    (a) The exercise of any Warrants represented by this Certificate is subject to the conditions set forth below in Section 4, "Compliance with Securities Laws."

    (b) Subject to compliance with all of the conditions set forth herein, the Holder shall have the right to purchase from the Company the number of Shares which the Holder may at the time be entitled to purchase pursuant hereto, upon surrender of this Certificate to the Company at its principal office, together with the form of election to purchase attached hereto duly completed and signed, and upon payment to the Company of the Purchase Price; PROVIDED, that if the date of such purchase is not a day on which banking institutions in New York City are authorized or obligated to do business (a "Business Day"), then such purchase shall take place before 5:00 p.m. New York time on the next following Business Day.

    (c) No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be null and void and all further rights in respect thereof under this Certificate shall thereupon cease.

    (d) Payment of the Purchase Price shall be made in United States dollars in cash, by wire transfer or by certified check or banker's draft payable to the order of the Company, or any combination of the foregoing.

    (e) The Warrants represented by this Certificate are exercisable at the option of the Holder, in whole or in part (but not as to fractional Shares). Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the Holder a new certificate of like tenor representing the number of unexercised Warrants.

    (f) Subject to compliance with all of the conditions set forth herein, upon surrender of this Certificate to the Company at its principal office, together with the form of election to purchase attached hereto duly completed and signed, and upon payment of the Purchase Price, the Company shall cause to be delivered promptly to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of whole Shares purchased upon the exercise of the Warrants.

2. ELIMINATION OF FRACTIONAL INTERESTS.

    The Company shall not be required to issue certificates representing fractions of Shares and shall not be required to issue scrip in lieu of fractional interests. Any fraction equal to or greater than one-half shall be rounded up to the next full share or Warrant, as the case may be, and any fraction less than one-half shall be eliminated.

3. PAYMENT OF TAXES.

    The Company will pay all documentary stamp taxes, if any, attributable to the issuance and delivery of the Shares upon the exercise of the Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any Warrant or any Shares in any name other than that of the Holder, which transfer taxes shall be paid by the Holder, and until payment of such taxes, if any, the Company shall not be required to issue such Shares.

4. COMPLIANCE WITH SECURITIES LAWS.

    (a) The issuance of the Warrants and the Shares issuable pursuant thereto (the "Securities") to the Holder has not been, and will not be, registered under the Securities Act or any other domestic or foreign securities or blue sky laws (the Securities Act and any such other applicable securities or blue sky laws are hereinafter collectively referred to herein as the "Securities Laws") in reliance upon exemptions from the registration requirements thereof. The Holder is acquiring the Securities solely for its own account for investment and not with a view to, or for offer or resale in connection with, a distribution thereof in violation of any Securities Laws. The Securities shall be held indefinitely by the Holder unless the sale or transfer thereof is subsequently registered under applicable Securities Laws or an exemption from such registration is available at the time of the proposed sale or transfer thereof. The Company shall be under no obligation to file a registration statement under the Securities Act covering the sale or transfer of the Securities or otherwise to register the Securities for sale under applicable Securities Law.

    (b) Prior to any sale, transfer or other disposition of any of the Securities, the Holder shall give at least three business days prior written notice to the Company of its intention to effect such sale, transfer or other disposition and to comply in all other respects with this Section 4(b). Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions required herein, and, if requested by the Company, shall be accompanied by an opinion of counsel acceptable to the Company, addressed to the Company and satisfactory in form and substance to the Company, stating that, in the opinion of such counsel, such transfer will be a transaction exempt from registration under the Securities Laws and that all necessary consents, approvals or authorizations to such transfer have been obtained. Assuming the receipt by the Company of such satisfactory opinion, the Holder shall thereupon be entitled to transfer such Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate or other document issued representing the Securities shall bear an appropriate legend suitably conformed, unless, in the opinion of the respective counsel for the Holder and the Company, such legend is not required in order to aid in assuring compliance with applicable Securities Laws.

    (c) In addition to any specific restrictive legends that may be required by applicable Securities Laws or agreements to which the Holder may be a party, the Holder shall be bound by a restrictive legend which may be placed on the certificates representing the Securities. The Company may place and instruct any transfer agent for the Securities to place a stop transfer notation in the stock records in respect of the certificates representing the Securities, provided that such securities may be transferred upon compliance with the provisions of this Section 4 and Section 5 below.

5. TRANSFER OF WARRANTS.

    (a) Notwithstanding anything in this Certificate to the contrary, the Warrants may not be transferred.

    (b) Notwithstanding anything in this Certificate to the contrary, no Shares issuable upon exercise of any of the Warrants shall be transferable, except upon compliance by the Holder with (i) the provisions of Sections 4 and 5 hereof, concerning such transfer as if the Holder were the initial Holder, and (ii) any applicable provisions of the Securities Act and any applicable state and foreign securities or blue sky laws. Any transfer not made in such compliance shall be null and void, and given no effect hereunder.

6. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES; LOSS OR MUTILATION OF WARRANT CERTIFICATES.

    (a) This Certificate is exchangeable without cost, upon the surrender hereof by the Holder at the principal office of the Company, for new certificates of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder at the time of such surrender.

    (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Certificate and, in case of such loss, theft or destruction, or indemnity and security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Certificate, if mutilated, the Company will make and deliver a new certificate of like tenor, in lieu thereof.

7. INITIAL EXERCISE PRICE; ADJUSTMENT OF NUMBER OF SHARES.

    (a) The Warrants initially are exercisable at the Initial Exercise Price per Share, subject to adjustment from time to time as provided herein. No adjustments will be made for cash dividends, if any, paid to shareholders of record prior to the date on which the Warrants are exercised.

    (b) The number of shares of Common Stock subject hereto and the Purchase Price per share shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Common Stock resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the date hereof, or other decrease or increase in the shares of Common Stock outstanding effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that any Warrants to purchase fractional shares resulting from such adjustments shall be eliminated.

    (c) If the Company shall at any time merge or consolidate with or into another corporation, the Holder shall thereafter receive, upon the exercise thereof, the securities or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such Warrant would have been entitled to receive upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this certificate shall thereafter be applicable, as nearly as may be reasonable, in relation to any securities or property thereafter deliverable upon the exercise of such Warrant. A sale of all or substantially all of the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. In the event of the proposed dissolution, liquidation or reorganization of the Company, other than pursuant to a merger or consolidation as referred to above, this Warrant shall terminate as of a date to be fixed by the Board of Directors; PROVIDED that no less than 30 days' prior written notice of the date so fixed shall be given to the Holder, and the Holder shall have the right, during the period of thirty
(30) days preceding such
termination, to exercise its Warrants as to all or any part of the shares covered thereby, including shares as to which such Warrant would not otherwise be exercisable.

    (d) Irrespective of any adjustments or changes in the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to Section 1(e) hereof, continue to express the Purchase Price per share and the number of shares purchasable thereunder as the Purchase Price per share and the number of shares purchasable thereunder were expressed in the Warrant Certificate when the same were originally issued.

    (e) No adjustment of the Purchase Price pursuant to this Section 7 shall be made if the amount of said adjustment shall be less than $.05; provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least $.05.

    (f) The Company may not amend the Expiration Date without the prior approval of the Toronto Stock Exchange.

8. REQUIRED NOTICES TO WARRANT HOLDERS.

    Nothing contained in this Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants or their exercise, any of the following events shall occur:

       (i) the Company shall issue any rights to subscribe for shares of Common Stock or any other securities of the Company to all of the shareholders of the Company; or

       (ii) a dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation, merger or statutory share exchange) or a sale of all or substantially all of its property, assets and business as an entirety shall be approved by the Company's Board of Directors; and

       (iii) there shall be any reclassification or a change in the kind of the outstanding shares of Common Stock into different securities (other than a change in the number of outstanding shares or a change in par value to no par value, or from no par value to par value) or consolidation, merger or statutory share exchange of the Company with another entity;

    then, in any one or more of said events, the Company shall give written notice of such event on or before the date the Company gives notice to its shareholders of such event. Such notice shall specify the applicable record date or the date of closing the transfer books, as the case may be, if any. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the event.

9. REDEMPTION BY THE COMPANY.

    At any time after December 31, 1996, the Company may redeem all, but not part, of the Warrants upon not less than thirty (30) days notice (given in the manner described in Section 13) to the Holder (the "Redemption Notice"), at the redemption price of one cent ($0.01) per Warrant, if the average trading price (the "Market Price") per share for shares of the Company's Common Stock on the Toronto Stock Exchange for the thirty consecutive trading days ending within thirty Business Days of the date of such Redemption Notice equals or exceeds Cdn. $1.50. The Redemption Notice shall specify the date on which the Warrants are to be redeemed (the "Redemption Date"). If the Warrants are called for redemption, they may be exercised at any time prior to 5:00 p.m. New York time on the business day immediately preceding the date fixed for redemption in the Redemption Notice. After the Redemption Date, no Warrant may be exercised and all outstanding Warrant Certificates must be surrendered by the Holder thereof to the Company and the Holder shall have no further rights except to receive, upon surrender of the Certificates evidencing the redeemed Warrants, the redemption price for such Warrants.

10. RESERVATION AND LISTING OF SECURITIES.

    (a) The Company covenants and agrees that at all times during the period the Warrants are exercisable, the Company shall reserve and keep available, free from preemptive rights, out of its authorized and unissued shares of Common Stock or out of its authorized and issued shares of Common Stock held in its treasury, solely for the purpose of issuance upon exercise of the Warrants, such number of Shares as shall be issuable upon the exercise of the Warrants.

    (b) The Company covenants and agrees that, upon exercise of the Warrants in accordance with their terms and payment of the Purchase Price, all Shares issued or sold upon such exercise shall not be subject to the preemptive rights of any shareholder and when issued and delivered in accordance with the terms of the Warrants shall be duly and validly issued, fully paid and non-assessable, and the Holder shall receive good and valid record title to such Shares free and clear from any adverse claim (as defined in the applicable Uniform Commercial
Code), except such as have been created by the Holder.

11. SURVIVAL.

    All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Certificate and any investigation at any time made by or on behalf of the party hereto and the exercise, sale and purchase of the Warrants and the Shares (and any other securities or properties) issuable on exercise hereof.

12. REGISTERED HOLDER.

    The Company may deem and treat the registered Holder hereof as the absolute owner of this Certificate and the Warrants represented hereby (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise of the Warrants, of any notice, and of any distribution to the Holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

13. MANNER OF NOTICES.

    All notices and other communications from the Company to the Holders of the Warrants represented by this Certificate shall be in writing and shall be deemed to have been duly given if and when personally delivered, two (2) business days after being sent by overnight courier or ten (10) days after mailed by certified, registered or international recorded mail, postage prepaid and return receipt requested, or when transmitted by telefax, telex or telegraph and confirmed by sending a similar mailed writing, if to the Holder, to the last address of such Holder as it shall appear on the books of the Company maintained at the Company's principal office or to such other address as the Holder may have specified to the Company in writing.

14. HEADINGS.

    The headings contained herein are for convenience of reference only and are not part of this Certificate.

15. GOVERNING LAW.

    This Certificate shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by, and construed in accordance with, the laws of said state, without regard to the conflict of laws provisions thereof.

16. REGULATORY AND SHAREHOLDER APPROVAL.

    This Certificate and the issuance of Warrants hereunder are subject to approval by the TSE. If the TSE grants approval but on terms different from those contained herein, this Certificate shall be deemed amended accordingly. The Warrants cannot be exercised until the granting thereof has been approved by the shareholders of the Company.

    IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed by its duly authorized officers.

    Dated as of October 25, 1995

                                TECHNOLOGY FLAVORS & FRAGRANCES, INC.

                                By:  /s/ PHILIP ROSNER
                                     -----------------------------------------
                                     Name: Philip Rosner
                                     Title: Chairman of the Board

Attest:
/s/ PAUL E. HOFFMANN
- ------------------------------
SECRETARY

                             AMENDMENT TO WARRANTS
                          TO PURCHASE COMMON STOCK OF
                     TECHNOLOGY FLAVORS & FRAGRANCES, INC.
    Reference is hereby made to the WARRANTS TO PURCHASE COMMON STOCK OF TECHNOLOGY FLAVORS & FRAGRANCES, INC., dated October 25, 1995 (the "Warrant"), granted by Technology Flavors & Fragrances, Inc. (the "Company") to Strategic Growth International, Inc. ("SGI").

    The Company and SGI hereby desire to amend the Warrant as set forth below.

    Accordingly, the Company and SGI hereby agree as follows:

        1. The first sentence of Section 9 of the Warrant is hereby amended and restated in its entirety as set forth below:

       "At any time after December 31, 1999, the Company may redeem all, but not part, of the Warrants upon not less than thirty (30) days notice (given in the manner described in Section 13) to the Holder (the "Redemption Notice"), at the redemption price of one cent ($0.01) per Warrant, if the average trading price (the "Market Price") per share for shares of the Company's Common Stock on the Toronto Stock Exchange for the thirty consecutive trading days ending within thirty Business Days of the date of such Redemption Notice equals or exceeds Cdn. $1.50."

        2. Capitalized terms used in this Amendment that are not defined herein shall have the meanings set forth in the Warrant.

        3. This Amendment shall not constitute a waiver to or modification of any other provision, term or condition of the Warrant.

        4. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Warrant shall remain in full force and effect, except as expressly provided herein.

        5. This Amendment shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

        6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of this 23rd day of September, 1996.

                                TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                                By:              /s/ PHILIP ROSNER
                                     -----------------------------------------
                                                Name: Philip Rosner
                                            Title: Chairman of the Board

  ATTEST:

             /s/ PAUL E. HOFFMANN
  ------------------------------------------
                      Secretary


  AGREED AND ACCEPTED:
  STRATEGIC GROWTH INTERNATIONAL, INC.

            /S/ STANLEY ALTSCHULER
  ------------------------------------------
               Name: Stanley Altschuler
                   Title: President

                     TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                          FORM OF ELECTION TO PURCHASE

                    (To be executed by the registered Holder
                  if such Holder desires to exercise Warrants)

    The undersigned registered Holder hereby irrevocably elect to exercise the right of purchase represented by this Warrant Certificate for, and to purchase,
          Shares hereunder, and herewith tenders in payment for such Shares cash, a wire transfer, a certified check or a banker's draft payable to the
order of Technology Flavors & Fragrances, Inc. in the amount of          all in
accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of and delivered to:

                        (Please Print Name and Address)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

and, if said number of Shares shall not be all of the Shares purchasable hereunder, that a new Warrant Certificate for the balance remaining of the Shares purchasable hereunder be registered in the name of the undersigned Warrant Holder or his Assignee as below indicated and delivered to the address stated below.
DATED:__________________________________________________________________________
Name of Warrant Holder:_________________________________________________________

(Please Print)
Address:________________________________________________________________________
________________________________________________________________________________
Signature:______________________________________________________________________

Note: The above signature must correspond in all respects with the name of the Holder as specified on the face of this Warrant Certificate, without alteration of enlargement or any change whatsoever, unless the Warrants represented by this Warrant Certificate have been assigned.

                   TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                                    PROXY
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Philip Rosner and Paul E. Hoffmann (with the full power to act without the other and with the power to appoint his substitute), or INSTEAD OF EITHER OF THE FOREGOING, _________________ as the undersigned's proxy to vote all of the undersigned's shares of Common Stock of TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation (the "Company"), which the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at the Melville Marriott, 1350 Old Walt Whitman Road, Melville, New York 11747, on October 30, 1996 at 11:00 a.m., local time, and at any and all adjourments thereof, as follows:

The shares of Common Stock represented by this Proxy will be voted in accordance with the foregoing instructions. In the absense of any instructions, such shares will be voted FOR the election of all the nominees listed in Item I and FOR the proposals in Items II, III, IV and V.

If any amendments or variations to the matters refered to above or to any other matters identified in the Notice of Special Meeting are proposed at the Special Meeting or any adjournments thereof, or if any other matters which are not now known to management should properly come before the Special Meeting or any adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgement of such person.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on October 30, 1996, the Proxy Statement of the Company, dated September 24, 1996, the accompanying form of proxy, and the Company's Annual Report for the fiscal year ended December 31, 1995, each of which has been enclosed herewith.

The undersigned hereby revokes any proxy to vote shares of Common Stock of the Company heretofore given by the undersigned.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM AND TO ATTEND AND ACT FOR HIM ON HIS BEHALF AT THE SPECIAL MEETING OTHER THAN THE NOMINEES DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF HIS NOMINEE IN THE SPACE PROVIDED ABOVE FOR THAT PURPOSE.

Dated
     ----------------------------------------------------------------

- ---------------------------------------------------------------------
                               Signature

- ---------------------------------------------------------------------
                      Signature, if held jointly

- ---------------------------------------------------------------------
                         Title, if applicable

Please date, sign exactly as your name appears on this Proxy and promptly return in the enclosed envelope. In the case of joint ownership, each joint owner must sign. When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full title. If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal. If a partnership, sign in partnership name by an authorized person.


                                                     FOR all nominees          WITHHOLD
                                                     listed below              AUTHORITY to vote
                                                     (except as marked         for all nominees
                                                     to the contrary below)    listed below
                                                          / /                       / /

I. ELECTION OF DIRECTORS
Philip Rosner, A. Gary Frumberg,
Richard R. Higgins, Sydney Stein,
and Duncan Shirreff
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

- -----------------------------------------------------------


                                                                                 WITHHOLD
                                                          FOR                    AUTHORITY
                                                          / /                       / /
II. Proposal to ratify the selection of
Ernst & Young LLP, as independent
accountants of the Company for the
fiscal year ending December 31,
1996, and to authorize the Board of
Directors to fix their remuneration.


                                                          FOR     AGAINST    ABSTAIN
                                                          / /       / /       / /
III. Proposal to approve the
adoption of the 1996 Option
Plan, as described more fully
in the Proxy Statement
accompanying this Proxy.


                              Please mark
                              your votes as       /X/
                              indicated in
                              this example


                                                          FOR     AGAINST    ABSTAIN
                                                          / /       / /       / /
IV. Proposal to ratify the
reduction of the exercise
prices of all outstanding
options under the 1993
Option Plan and the 1994
Option Grants, as described
more fully in the Proxy
Statement accompanying
this Proxy.


                                                          FOR     AGAINST    ABSTAIN
                                                          / /       / /       / /
V. Proposal to ratify and
approve the issuance to
Strategic Growth
International, Inc. of five-
year warrants to purchase
600,000 shares of Common
Stock, as described more
fully in the Proxy Statement
accompanying this Proxy.

VI. In their discretion, to transact such other business as may properly come before the Special Meeting and any and all adjournments thereof.


                            ANNUAL RETURN CARD FORM
                   (REQUEST FOR INTERIM FINANCIAL STATEMENTS)

TO: REGISTERED AND NON-REGISTERED
    SHAREHOLDERS OF TECHNOLOGY FLAVORS & FRAGRANCES, INC.
    (the "Corporation")
    CUSIP NO. 87869A104


National Policy Statement No. 41/Shareholder Communication provides shareholders with the opportunity to elect annually to have their name added to an issuer's SUPPLEMENTAL MAILING LIST in order to receive interim financial statements of the Corporation. If you are interested in receiving such statements or other shareholder communications, please complete, sign and mail this form to the Corporation located at 10 Edison Street, East, Amityville, New York, U.S.A. 11701.


                         ******************************

Name of Registered/
Non-Registered Shareholder:
                                               --------------------------------------------
                                               (Please print)

Address:
                                               --------------------------------------------

                                               --------------------------------------------

Postal Code:
                                               --------------------------------------------

Signature:
           ------------------------------------

Date:
           ------------------------------------

                I CERTIFY THAT I AM A REGISTERED/NON-REGISTERED
                                (please circle)
              SHAREHOLDER OF TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                         ******************************